Supplemental Cash Flow Information - Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Supplemental Cash Flow Elements [Abstract]
Cash and cash equivalents	$ 160,221	$ 149,014	$ 244,241	$ 126,146
Restricted cash – current	53,689	38,329	22,326	10,145
Restricted cash – long-term	39,381	35,521	72,868	106,882
Total	$ 253,291	$ 222,864	$ 339,435	$ 243,173